UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

Tortoise Energy Capital Corp.

Yield

Growth

Quality

2008 2nd Quarter Report

May 31, 2008

...Steady Wins®

TYY LISTED NYSE

Company at a Glance

Tortoise Energy Capital Corp. is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

Tortoise Capital achieves distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise Capital. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Capital that are primarily invested in MLP issuer direct placements.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Capital, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Master Limited Partnerships
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

Tortoise Capital invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A Tortoise Capital Investment Versus a Direct Investment in MLPs
Tortoise Capital provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Capital include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

July 10, 2008

DEAR FELLOW STOCKHOLDERS,

Tortoise Energy Capital Corp. (NYSE: TYY) experienced a relatively flat second quarter with respect to the valuation of our MLP holdings even though these companies generally continued to deliver attractive distribution growth. Although MLP valuations deteriorated along with the broad market subsequent to quarter-end, we continue to believe MLP business fundamentals remain attractive and we expect our portfolio companies to again report distribution growth in the upcoming quarter. In addition, we further reduced our exposure to the auction rate market by refinancing some of our notes with proceeds from the issuance of new fixed-rate notes.

Performance Review
Our total return for the quarter ended May 31, 2008 was 2.32 percent based on market value, including the reinvestment of distributions. Our recent distribution of $0.42 per common share ($1.68 annualized) was our 8th consecutive distribution increase since full investment of initial public offering proceeds. This reflects a 3.7 percent increase over the distribution paid in the same quarter of the prior year and a 0.6 percent increase over the distribution paid in the prior quarter. This distribution represented an annualized yield of 6.5 percent based on the closing price of $25.77 on May 30, 2008, or a 7.2 percent annualized yield based on today’s closing stock price of $23.35. We expect a portion of this distribution to be return of capital for income tax purposes, although the ultimate determination of its character will not be made until determination of our earnings and profits after our year-end.

We maintain our expectation that long-term distribution growth will be approximately four percent on an annualized basis.

Leverage Review
On June 17, 2008, we completed a private offering of $25 million Series E and $65 million Series F Senior Notes. The Series E and F notes have fixed rates of 5.56 percent and 6.02 percent and mature in 2011 and 2013, respectively. We used the proceeds to pay off a portion of our short-term debt under our credit facility and intend to use proceeds to redeem our Series A Auction Rate Senior Notes totaling $30 million on July 18, 2008, completing the refinancing of our Auction Rate Senior Notes. We will continue our efforts to provide liquidity to our preferred stock investors as reasonable financing arrangements become available.

We believe the leverage management strategy we began to execute nearly a year ago has netted attractive terms that will provide beneficial returns to common stockholders through MLP investments that would not be available without the use of leverage.

Investment Review
During the quarter, we invested $2.1 million in the IPO of Western Gas Partners LP. Since our inception in May 2005 through the date of this letter, we have financed energy infrastructure growth through the completion of 38 direct placement and IPO purchases totaling approximately $482 million.

2008 2nd Quarter Report     1

Master Limited Partnership Investment Overview and Outlook
For our quarter ending May 31, 2008, the Wachovia MLP Index reflected a total return of 1.23 percent, compared to a total return of -1.18 percent for the quarter ending Feb. 29, 2008 and 10.87 percent for the quarter ending May 31, 2007. These returns are based on market value, including the reinvestment of quarterly dividends. MLP distribution yield is a key performance measure and continues to surpass REITs and Utilities. On May 31, 2008, the Atlantic Asset Management MLP Energy Index dividend yield was 7.06 percent compared to the FTSE NAREIT Equity REIT Index yield of 4.74 percent and the Dow Jones Utility Average Index yield of 3.12 percent. We believe MLPs offer income investors attractive risk and return qualities relative to REITs and utilities.

During the quarter, MLP companies were able to access the capital markets to issue about $1.4 billion of new equity. The companies also took advantage of the continued low interest rate environment and issued over $8 billion in debt. By our estimates, there are more than $55 billion in expected MLP organic growth projects and acquisition opportunities on the horizon between now and 2011. We expect commodity demand to grow about 0.8 percent annually for the next decade. In the face of this expected growth, the weak economy has created modest challenges for the sector. These challenges include a short-term decline in consumer demand for gasoline and other refined products, rising steel prices due to increased worldwide demand and labor shortages. As the credit markets stabilize and economic conditions improve, we believe these challenges will dissipate. We believe we remain well situated to provide capital to the sector through the ups and downs of the market cycle.

Conclusion
We remain long-term investors focused on a sector that has increased distributions by an average of approximately 10 percent per year over the past five years. We believe that recent market conditions have created opportunities to invest in quality companies trading at attractive prices.

Thank you for investing in our company.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

…Steady Wins®

2     Tortoise Energy Capital Corp.

SUMMARY FINANCIAL INFORMATION (Unaudited)

Six Months Ended
May 31, 2008
Market value per share	$25.77
Net asset value per share	26.05
Total net assets	453,390,431
Net unrealized depreciation of investments (excluding interest
rate swap contracts) before income taxes	(27,413,698)
Net unrealized depreciation of investments and interest
rate swap contracts after income taxes	(13,714,042)
Net investment loss	(7,438,001)
Net realized gain on investments and interest rate swaps after income taxes	8,608,314
Total investment return based on market value(1)	4.45%

(1) See footnote 7 to the Financial Highlights on page 22 for further disclosure.

Allocation of Portfolio Assets May 31, 2008 (Unaudited) (Percentages based on total investment portfolio)

2008 2nd Quarter Report     3

KEY FINANCIAL DATA (Unaudited)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

2007
Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$11,501
Dividends paid in stock	2,147
Dividends from common stock	—
Short-term interest and dividend income	158

Total from investments	13,806
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	2,236
Other operating expenses	335
2,571
Distributable cash flow before leverage costs and current taxes	11,235
Leverage costs(2)	4,365
Current income tax expense	45
Distributable Cash Flow(3)	$6,825

Distributions paid on common stock	$7,032
Distributions paid on common stock per share	0.4050
Payout percentage for period(4)	103.0%
Net realized gain, net of income taxes	4,904
Total assets, end of period	985,458
Average total assets during period(5)	935,644
Leverage (Long-Term Debt Obligations, Preferred Stock and Short-Term Borrowings)(6)	302,700
Leverage as a percent of total assets	30.7%
Unrealized appreciation net of income taxes, end of period	187,893
Net assets, end of period	554,563
Average net assets during period(7)	520,176
Net asset value per common share	31.94
Market value per share	30.15
Shares outstanding	17,363,802

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	5.85%
Operating expenses before leverage costs and current taxes	1.09%
Distributable cash flow before leverage costs and current taxes	4.76%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	5.21%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring auction agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, non-recurring auction agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.

4     Tortoise Energy Capital Corp.

2007		2008
Q3(1)	Q4(1)	Q1(1)	Q2(1)
$11,950	$12,171	$13,103	$12,818
2,181	2,364	2,388	2,124
37	20	16	16
6	7	308	54
14,174	14,562	15,815	15,012

2,333	2,145	2,164	1,990
362	287	281	308
2,695	2,432	2,445	2,298
11,479	12,130	13,370	12,714
4,389	5,134	6,068	5,719
44	62	165	165
$7,046	$6,934	$7,137	$6,830

$7,119	$7,224	$7,267	$7,311
0.4100	0.4150	0.4175	0.4200
101.0%	104.2%	101.8%	107.0%
3,315	9,144	4,408	4,201
934,774	910,806	875,529	852,998
980,979	919,414	930,626	850,874
324,200	324,700	313,550	302,650
34.7%	35.6%	35.8%	35.5%
147,655	127,118	110,033	113,404
506,598	484,645	458,181	453,390
536,508	496,416	469,388	443,559
29.18	27.84	26.32	26.05
30.00	25.47	25.59	25.77
17,363,802	17,406,086	17,406,086	17,406,086

5.73%	6.35%	6.83%	7.02%
1.09%	1.06%	1.06%	1.07%
4.64%	5.29%	5.77%	5.95%

5.21%	5.60%	6.12%	6.13%

(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $62,650,000 as of May 31, 2008.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets as required by GAAP, and include current and deferred income tax expense and leverage costs.

2008 2nd Quarter Report     5

MANAGEMENT’S DISCUSSION

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview
Tortoise Capital’s goal is to provide a growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts.

We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Our private purchases principally involve financing directly to an MLP through equity investments, which we refer to as direct placements. MLPs typically use this financing to fund growth, acquisitions, recapitalizations, debt repayments and bridge financings. We generally invest in companies that are publicly reporting, but for which a private financing offers advantages. These direct placement opportunities generally arise from our long-term relationships with energy infrastructure MLPs and our expertise in origination, structuring, diligence and investment oversight.

Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions To Stockholders
Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

6     Tortoise Energy Capital Corp.

MANAGEMENT’S DISCUSSION
(Continued)

Determining DCF
DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Each are summarized for you in the table on pages 4 and 5 and are discussed in more detail below.

The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring auction agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest swap settlements as leverage costs, as well as current taxes paid.

Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.

Total distributions received from our investments for the 2nd quarter 2008 was approximately $15.0 million, representing a 9 percent increase as compared to 2nd quarter 2007 and a 5 percent decrease as compared to 1st quarter 2008. Excluding non-recurring distributions of approximately $600,000 received from MLPs in the 1st quarter 2008, 2nd quarter 2008 distributions decreased 1.3 percent as compared to 1st quarter 2008. This change for the 2nd quarter 2008 reflects the results of recent portfolio activity and distribution increases from our MLP investments.

2008 2nd Quarter Report     7

MANAGEMENT’S DISCUSSION
(Continued)

Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.07 percent of average total assets for the 2nd quarter 2008 as compared to 1.09 percent for the 2nd quarter 2007 and 1.06 percent for the 1st quarter 2008. Advisory fees for the 2nd quarter 2008 decreased 8 percent as a result of reduced average managed assets.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the auction agent fees, which are the marketing costs for the auction rate leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements; and (4) distributions to preferred stockholders.

Total leverage costs for DCF purposes was approximately $5.72 million for the 2nd quarter 2008 as compared to $4.37 million for the 2nd quarter 2007 and $6.07 million for the 1st quarter 2008, as detailed below.

	2Q 07	1Q 08	2Q 08
Interest expense	$3,086,141	$3,762,810	$2,943,691
Auction agent fees	154,451	186,916	74,125
Net realized and unrealized (gain)/loss
on interest rate swap settlements	(164,509)	347,399	1,129,490
Distributions to preferred stockholders	1,289,293	1,770,699	1,571,595

Total leverage costs	$4,365,376	$6,067,824	$5,718,901

Average outstanding leverage (in millions)	$314.1	$361.1	$322.6

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 7.03 percent for the 2nd quarter 2008 as compared to 6.76 percent for the 1st quarter 2008, and 5.51 percent for 2nd quarter 2007. The increases from 2nd quarter 2007 to the current fiscal periods reflect the impact of the dislocation of the 20 year old auction rate market. Historically, our auctions have reset at rates slightly above or below LIBOR. Earlier this year, our auctions, like most others, began resetting at their maximum rate, which in our case has been 200 percent of the applicable LIBOR. As a result, we did not benefit, as we otherwise would have, from the lowering LIBOR. The change from 1st quarter 2008 to 2nd quarter 2008 is primarily the result of an increase of approximately $782,000 in realized and unrealized losses on interest rate swap settlements which occur with a decline in LIBOR, offsetting lower effective rates on leverage.

We anticipate reduced total leverage costs in the near-term as a result of the various steps we have completed in restructuring our leverage, although we remain subject to changes in LIBOR on our $110 million of auction rate preferred stock. On June 17, 2008, we followed-up our $100 million Series D Note issuance in December 2007 with the issuance of $90 million aggregate amount of Series E and Series F Notes, proceeds of which were used to refinance auction rate securities. As a result of this fixed-rate financing, our pro forma current cost of leverage is 6.53 percent including the Series D, E and F Notes, $110 million notional amount of outstanding auction rate securities and interest rate swap contracts (effective rates as of 5/31/08), and auction agent fees. While this

8     Tortoise Energy Capital Corp.

MANAGEMENT’S DISCUSSION
(Continued)

rate may vary as existing Notes mature or our existing auction rate securities are reset or refinanced, this is a 50 basis point decrease in our cost of leverage as compared to the 2nd quarter 2008. Additional information on our leverage and restructuring is included in the Liquidity and Capital Resources section below.

While we utilize interest rate swap contracts in an attempt to reduce a portion of the interest risk arising from our auction rate leverage, we have now terminated a number of our swap contracts as a result of changes in our leverage structure. Information on our swap contracts is outlined below in the Liquidity and Capital Resources section, and Note 12 and Note 15 in our Notes to Financial Statements.

Distributable Cash Flow
For 2nd quarter 2008, our DCF was approximately $6.8 million, unchanged as compared to 2nd quarter 2007 and a decrease of $307,000 or 4.3 percent as compared to 1st quarter 2008. Excluding the impact of non-recurring distributions of approximately $600,000 received from MLPs in the 1st quarter 2008, 2nd quarter 2008 DCF increased 4.6 percent as compared to 1st quarter 2008. We paid a distribution of $7.3 million, or 107 percent of DCF, during the quarter. Long-term, we expect continued growth in distributions from our investments in MLPs to provide growth in DCF. We believe this, when combined with anticipated near-term reduced leverage costs and occasionally small portions of the $42 million in cumulative net realized gains from investments, should provide stable and growing distributions. On a per share basis, we declared a $0.42 distribution on May 12, 2008, for an annualized run-rate of $1.68. This is an increase of 3.7 percent as compared to 2nd quarter 2007 and 0.6 percent as compared to 1st quarter 2008.

Taxation of our Distributions
We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by Tortoise Capital in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether Tortoise Capital has annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event Tortoise Capital has earnings and profits, all or a portion of our distribution would be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment in which Tortoise Capital has a gain at any time. The unrealized gain we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2008, Tortoise Capital’s investments at value are $852 million, with an adjusted cost of $657 million. The $195 million difference reflects gain that would be realized if those investments

2008 2nd Quarter Report     9

MANAGEMENT’S DISCUSSION
(Continued)

were sold at those values. A sale could give rise to earnings and profits in that period and make all or a portion of the distributions taxable qualified dividends. Note, however, that the Statement of Assets and Liabilities reflects as a deferred tax liability the possible future tax liability we would pay if all investments were liquidated at their indicated value. It is for these reasons that we inform you of the tax treatment after the close of each year because the ultimate result is underterminable and difficult to predict until the year is over. For tax purposes, distributions to stockholders for the fiscal year ended 2007 were comprised of approximately 95 percent return of capital and 5 percent qualified dividend income (presuming a stockholder held the shares for the requisite holding period). We currently expect that a portion of our 2008 distributions will consist of return of capital, although the ultimate determination will not be made until January 2009, after determining our earnings and profits.

Liquidity And Capital Resources
Tortoise Capital had total assets of $853 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 2nd quarter 2008, total assets decreased from $876 million to $853 million, a decrease of $23 million or 2.6 percent. This change was primarily the result of net portfolio sales of approximately $14 million during the quarter and unrealized depreciation of investments.

Since August 2007, we have been executing on a plan to maintain financial flexibility and eliminate our current exposure to the auction rate markets. During 2nd quarter 2008, we redeemed $60 million in senior notes utilizing our revolving credit facility. Subsequent to quarter-end, we issued $90 million of fixed rate senior notes ($25 million Series E and $65 million Series F). These proceeds were used to pay down our revolving credit facility and fund the redemption of our $30 million Series A Notes on July 18, 2008. Details of these transactions are disclosed in Note 10 and Note 15 in our Notes to Financial Statements.

Associated with these redemptions, we subsequently closed-out $90 million notional amount of interest rate swap contracts. Additional information on these transactions is included in Note 15 in our Notes to Financial Statements.

Total leverage outstanding at May 31, 2008 of approximately $303 million is comprised of $130 million in senior notes, $110 million in preferred shares and approximately $63 million outstanding under the credit facility. Total leverage represented 35.5 percent of total assets at May 31, 2008. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent are allowed. In this event, we intend to reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.

10     Tortoise Energy Capital Corp.

SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2008
	Shares	Fair Value
Common Stock — 0.2%(1)
Shipping — 0.2%(1)
Republic of the Marshall Islands — 0.2%(1)
Capital Product Partners L.P. (Cost $839,575)	39,050	$793,496

Master Limited Partnerships and
Related Companies — 187.6%(1)
Crude/Refined Products Pipelines — 83.3%(1)
United States — 83.3%(1)
Buckeye Partners, L.P.	270,000	12,903,300
Enbridge Energy Partners, L.P.	860,700	43,293,210
Enbridge Energy Partners, L.P.(2)(3)	308,217	15,173,528
Global Partners LP	139,000	2,622,930
Holly Energy Partners, L.P.	49,215	2,231,900
Kinder Morgan Management, LLC(3)(4)	1,601,944	88,347,212
Magellan Midstream Partners, L.P.	745,000	28,861,300
NuStar Energy L.P.	746,045	36,556,205
NuStar GP Holdings, LLC	73,009	1,815,004
Plains All American Pipeline, L.P.	1,263,700	61,744,382
SemGroup Energy Partners, L.P.	366,600	9,986,184
Sunoco Logistics Partners L.P.	855,205	44,684,461
TEPPCO Partners, L.P.	686,315	24,453,403
TransMontaigne Partners L.P.	166,800	5,004,000
		377,677,019

Natural Gas/Natural Gas Liquids Pipelines — 54.5%(1)
United States — 54.5%(1)
Boardwalk Pipeline Partners, LP	846,800	22,643,432
El Paso Pipeline Partners, L.P.	844,600	19,349,786
Energy Transfer Equity, L.P.	547,246	17,769,078
Energy Transfer Partners, L.P.	831,060	40,181,751
Enterprise GP Holdings L.P.	360,644	11,482,905
Enterprise Products Partners L.P.	2,245,300	67,965,231
ONEOK Partners, L.P.	290,750	17,834,605
Spectra Energy Partners, LP	248,015	6,138,371
TC PipeLines, LP	947,654	33,499,569
Williams Pipeline Partners L.P.	571,250	10,511,000
		247,375,728

2008 2nd Quarter Report     11

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	May 31, 2008
	Shares	Fair Value
Natural Gas Gathering/Processing — 41.7%(1)
United States — 41.7%(1)
Copano Energy, L.L.C.	989,886	$36,477,299
Crosstex Energy, L.P.	1,269,913	38,973,630
Crosstex Energy, L.P.(2)(5)	581,301	15,636,997
DCP Midstream Partners, LP	278,000	8,640,240
Duncan Energy Partners L.P.	331,950	6,672,195
Exterran Partners, L.P.	218,462	6,960,199
Hiland Partners, LP	2,200	109,978
MarkWest Energy Partners, L.P.	1,101,195	39,709,092
MarkWest Energy Partners, L.P.(2)	317,461	11,415,898
Regency Energy Partners LP	180,275	4,869,228
Targa Resources Partners LP	82,900	2,199,337
Western Gas Partners LP	148,930	2,494,578
Williams Partners L.P.	416,539	14,866,277
		189,024,948
Propane Distribution — 3.9%(1)
United States — 3.9%(1)
Inergy, L.P.	623,468	17,525,685
Shipping — 4.2%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay LNG Partners L.P.	111,000	3,246,750
United States — 3.5%(1)
K-Sea Transportation Partners L.P.	364,410	12,685,112
OSG America L.P.	208,145	3,122,175
		15,807,287
		19,054,037

Total Master Limited Partnerships and
Related Companies (Cost $656,360,276)		850,657,417

12     Tortoise Energy Capital Corp.

SCHEDULE OF INVESTMENTS (Unaudited)
(Continued)

	May 31, 2008
	Shares	Fair Value
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund —
Class Y, 2.01%(6) (Cost $255,628)	255,628	$255,628

Total Investments — 187.9%(1)
(Cost $657,455,479)		851,706,541
Long-Term Debt Obligations — (28.7%)(1)		(130,000,000)
Interest Rate Swap Contracts — (1.8%)(1)
$200,000,000 notional — Unrealized Depreciation(7)		(8,423,076)
Liabilities in Excess of Cash and Other Assets — (33.1%)(1)		(149,893,034)
Preferred Shares at Redemption Value — (24.3%)(1)		(110,000,000)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$453,390,431

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $42,226,423 which represents 9.3% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5)	Non-income producing.
(6)	Rate indicated is the 7-day effective yield as of May 31, 2008.
(7)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     13

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2008
Assets
Investments at fair value (cost $657,455,479)	$851,706,541
Receivable for investments sold	353,279
Interest and dividend receivable	2,002
Prepaid expenses and other assets	936,093

Total assets	852,997,915

Liabilities
Payable to Adviser	1,342,993
Distributions payable to common stockholders	7,310,556
Distributions payable to preferred stockholders	120,604
Payable for investments purchased	14,819
Accrued expenses and other liabilities	9,751,507
Unrealized depreciation of interest rate swap contracts	8,423,076
Short-term borrowings	62,650,000
Current tax liability	626,407
Deferred tax liability	69,367,522
Long-term debt obligations	130,000,000

Total liabilities	289,607,484

Preferred Stock
$25,000 liquidation value per share applicable to 4,400 outstanding
shares (4,400 shares authorized)	110,000,000

Net assets applicable to common stockholders	$453,390,431

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 17,406,086 shares issued and outstanding
(100,000,000 shares authorized)	$17,406
Additional paid-in capital	335,359,603
Accumulated net investment loss, net of income taxes	(25,635,685)
Undistributed realized gain, net of income taxes	30,245,117
Net unrealized gain on investments and interest rate swap contracts,
net of income taxes	113,403,990

Net assets applicable to common stockholders	$453,390,431

Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$26.05

See accompanying Notes to Financial Statements.

14     Tortoise Energy Capital Corp.

STATEMENT OF OPERATIONS (Unaudited)

Period from
December 1, 2007
through
May 31, 2008
Investment Income
Distributions from master limited partnerships
(including $774,647 from affiliate)	$25,626,422
Less return of capital on distributions (including $774,647 from affiliate)	(23,518,095)

Net distributions from master limited partnerships	2,108,327
Dividends from common stock	31,045
Dividends from money market mutual funds	362,200
Other income	295,000

Total Investment Income	2,796,572

Operating Expenses
Advisory fees	4,154,360
Administrator fees	183,325
Professional fees	154,583
Directors’ fees	60,666
Custodian fees and expenses	51,337
Reports to stockholders	38,888
Fund accounting fees	34,624
Registration fees	27,948
Stock transfer agent fees	4,755
Other expenses	32,396

Total Operating Expenses	4,742,882

Interest expense	6,706,501
Auction agent fees	261,041
Amortization of debt issuance costs	1,956,976

Total Interest, Auction Agent and Debt Issuance Costs	8,924,518

Total Expenses	13,667,400

Net Investment Loss, before Income Taxes	(10,870,828)
Current tax expense	(491,025)
Deferred tax benefit	3,923,852

Income tax benefit, net	3,432,827

Net Investment Loss	(7,438,001)

2008 2nd Quarter Report     15

STATEMENT OF OPERATIONS (Unaudited)
(Continued)

Period from
December 1, 2007
through
May 31, 2008
Realized and Unrealized Gain (Loss) on Investments
and Interest Rate Swaps
Net realized gain on investments	$21,563,110
Net realized loss on interest rate swap settlements	(1,351,381)
Net realized loss on termination of interest rate swap contracts	(6,074,245)

Net realized gain, before income taxes	14,137,484
Current tax expense	(1,765,218)
Deferred tax expense	(3,763,952)

Income tax expense	(5,529,170)

Net realized gain on investments and interest rate swaps	8,608,314

Net unrealized depreciation of investments	(27,413,698)
Net unrealized appreciation of interest rate swap contracts	4,891,048

Net unrealized depreciation, before income taxes	(22,522,650)
Current tax expense	(5,959,335)
Deferred tax benefit	14,767,943

Income tax benefit, net	8,808,608

Net unrealized depreciation of investments and interest
rate swap contracts	(13,714,042)

Net Realized and Unrealized Loss on Investments and Interest Rate Swaps	(5,105,728)

Distributions to Preferred Stockholders	(3,342,295)

Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(15,886,024)

See accompanying Notes to Financial Statements.

16     Tortoise Energy Capital Corp.

STATEMENT OF CHANGES IN NET ASSETS

	Period from
	December 1, 2007
	through	Year Ended
	May 31, 2008	November 30, 2007
	(Unaudited)
Operations
Net investment loss	$(7,438,001)	$(11,684,059)
Net realized gain on investments and
interest rate swaps	8,608,314	18,999,522
Net unrealized appreciation (depreciation) of
investments and interest rate swap contracts	(13,714,042)	39,957,483
Distributions to preferred stockholders	(3,342,295)	(5,557,282)

Net increase (decrease) in net assets applicable to
common stockholders resulting from operations	(15,886,024)	41,715,664

Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(14,577,597)	(27,780,545)

Total distributions to common stockholders	(14,577,597)	(27,780,545)

Capital Stock Transactions
Proceeds from shelf offering of 1,350,000
common shares	—	42,997,500
Underwriting discounts and offering expenses associated
with the issuance of common stock	—	(2,033,577)
Underwriting discounts and offering expenses associated
with the issuance of preferred stock	(14,000)	(497,910)
Issuance of 42,284 common shares from reinvestment
of distributions to stockholders	—	1,233,873

Net increase (decrease) in net assets,
applicable to common stockholders, from
capital stock transactions	(14,000)	41,699,886

Total increase (decrease) in net assets applicable to
common stockholders	(30,477,621)	55,635,005
Net Assets
Beginning of period (Note 5)	483,868,052	429,009,899

End of period	$453,390,431	$484,644,904

Accumulated net investment loss, net of
income taxes, at the end of period	$(25,635,685)	$(17,420,832)

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     17

STATEMENT OF CASH FLOWS (Unaudited)

Period from
December 1, 2007
through
May 31, 2008
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$25,626,422
Interest and dividend income received	395,323
Other income received	295,000
Purchases of long-term investments	(44,069,832)
Proceeds from sales of long-term investments	70,902,625
Purchases of short-term investments, net	(119,054)
Payments on interest rate swaps, net	(7,425,626)
Interest expense paid	(6,120,773)
Income taxes paid	(259,827)
Operating expenses paid	(5,080,738)

Net cash provided by operating activities	34,143,520

Cash Flows From Financing Activities
Advances from revolving line of credit	137,200,000
Repayments on revolving line of credit	(99,250,000)
Issuance of long-term debt obligations	100,000,000
Redemption of long-term debt obligations	(160,000,000)
Preferred stock issuance costs	(14,000)
Debt issuance costs	(302,967)
Distributions paid to common stockholders	(8,490,666)
Distributions paid to preferred stockholders	(3,566,140)

Net cash used in financing activities	(34,423,773)

Net decrease in cash	(280,253)
Cash — beginning of period	280,253

Cash — end of period	$—

18     Tortoise Energy Capital Corp.

STATEMENT OF CASH FLOWS (Unaudited)
(Continued)

Period from
December 1, 2007
through
May 31, 2008
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(15,886,024)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(44,084,651)
Return of capital on distributions received	23,518,095
Proceeds from sales of long-term investments	64,878,229
Purchases of short-term investments, net	(119,054)
Deferred tax benefit	(14,927,843)
Effect of FIN 48 adoption	(776,852)
Net unrealized depreciation of investments and interest
rate swap contracts	22,522,650
Net realized gain on investments	(21,563,110)
Amortization of debt issuance costs	1,956,976
Distributions to preferred stockholders	3,342,295
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	2,078
Decrease in receivable for investments sold	6,024,396
Increase in prepaid expenses and other assets	(195,514)
Increase in current tax liability	626,407
Decrease in payable to Adviser	(91,004)
Increase in payable for investments purchased	14,819
Increase in accrued expenses and other liabilities	8,901,627

Total adjustments	50,029,544

Net cash provided by operating activities	$34,143,520

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     19

FINANCIAL HIGHLIGHTS

Period from
December 1, 2007
through
May 31, 2008
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.84
Public offering price	—
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—
Premiums less underwriting discounts and offering costs
on offering of common stock(4)	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.47)
Net realized and unrealized gain (loss) on investments(5)(6)	(0.29)

Total increase (decrease) from investment operations	(0.76)

Less Distributions to Preferred Stockholders:
Net investment income	—
Return of capital	(0.19)

Total distributions to preferred stockholders	(0.19)

Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.84)

Total distributions to common stockholders	(0.84)

Net Asset Value, end of period	$26.05

Per common share market value, end of period	$25.77
Total Investment Return Based on Market Value(7)	4.45%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$453,390
Ratio of expenses (including net current and deferred income tax
(benefit) expense) to average net assets(8)(9)(10)	3.05%
Ratio of expenses (excluding net current and deferred income tax
(benefit) expense) to average net assets(8)(10)(11)	5.99%
Ratio of net investment income (loss) to average net assets
(including net current and deferred income tax
(benefit) expense)(8)(9)(10)	(1.82)%
Ratio of net investment income (loss) to average net assets
(excluding net current and deferred income tax
(benefit) expense)(8)(10)(11)	(4.76)%
Portfolio turnover rate(8)	10.12%

20     Tortoise Energy Capital Corp.

		Period from
		May 31, 2005(1)
Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005

$26.79	$23.23	$—
—	—	25.00

(0.03)	(0.06)	(1.18)

(0.12)	—	—

(0.64)	(0.36)	0.04
3.80	5.68	(0.05)

3.16	5.32	(0.01)

—	—	—
(0.33)	(0.19)	—

(0.33)	(0.19)	—

—	—	(0.03)
(1.63)	(1.51)	(0.55)

(1.63)	(1.51)	(0.58)

$27.84	$26.79	$23.23

$25.47	$26.50	$22.09
1.73%	27.67%	(8.33)%

$484,645	$429,010	$370,455

10.51%	17.38%	1.29%

4.46%	3.47%	1.39%

(9.84)%	(16.31)%	0.60%

(3.79)%	(2.40)%	0.50%
9.90%	5.56%	0.08%

2008 2nd Quarter Report     21

FINANCIAL HIGHLIGHTS
(Continued)

Period from
December 1, 2007
through
May 31, 2008
(Unaudited)
Short-Term Borrowings, end of period (000’s)	$62,650
Long-Term Debt Obligations, end of period (000’s)	$130,000
Preferred Stock, end of period (000’s)	$110,000
Per common share amount of long-term debt obligations
outstanding, at end of period	$7.47
Per common share amount of net assets, excluding long-term debt
obligations, at end of period	$33.52
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(12)	$3,924
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	392%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$128,043
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$62,452
Asset coverage ratio of preferred stock(14)	250%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)	Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share.
(5)	The per common share data for the periods ended November 30, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the period from December 1, 2007 through May 31, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 decrease to the beginning balance of accumulated net investment income, or $(0.04) per share. See Note 5 to the financial statements for further disclosure.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.

22     Tortoise Energy Capital Corp.

		Period from
		May 31, 2005(1)
Year Ended	Year Ended	through
November 30, 2007	November 30, 2006	November 30, 2005

$24,700	$28,000	—
$190,000	$120,000	$120,000
$110,000	$70,000	—

$10.92	$7.49	$7.52

$38.76	$34.28	$30.75

$3,770	$4,372	$4,087
377%	437%	409%
$135,147	$178,218	—
$62,315	$74,198	—
249%	297%	—

(9)	For the period from December 1, 2007 through May 31, 2008, the Company accrued $8,215,578 for current tax expense and $14,927,843 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(11)	This ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2008 2nd Quarter Report     23

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2008

1. Organization
Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation
The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

24     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 – Fair Value of Financial Instruments for further disclosure.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from December 1, 2006 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.

Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $1,026,000 or $0.059 per share ($624,000 or $0.036 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $691,000 or $0.040 per share ($420,000 or $0.024 per share, net of deferred tax expense) and an increase in realized gains of approximately $335,000 or $0.019 per share ($204,000 or $0.012 per share, net of deferred tax expense).

2008 2nd Quarter Report     25

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Subsequent to the period ended February 29, 2008, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on its revised 2008 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $143,500 or $0.008 per share ($87,400 or $0.005 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $152,200 or $0.009 per share ($92,700 or $0.005 per share, net of deferred tax expense) and a decrease in realized gains of approximately $8,700 or $0.000 per share ($5,300 or $0.000 per share, net of deferred tax benefit).

D. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007 and the period ended May 31, 2008, the Company’s distributions for book purposes were comprised entirely of return of capital as a result of the net investment loss incurred by the Company in the reporting period. For the year ended November 30, 2007, the Company’s distributions, for tax purposes, were comprised of 4.9 percent qualified dividend income and 95.1 percent return of capital. The tax character of distributions paid for the period ended May 31, 2008 will be determined subsequent to November 30, 2008.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2007 for tax purposes, the Company determined the distributions to preferred stockholders were comprised entirely of qualified dividend income. The tax character of distributions paid for the period ended May 31, 2008 will be determined subsequent to November 30, 2008.

E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense

26     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. For additional information regarding adoption of FIN 48, see Note 5 — Income Taxes.

F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the stock is issued. Offering costs of $14,000 related to the issuance of preferred stock in April 2007 were charged to additional paid-in capital during the period ended May 31, 2008. Debt issuance costs related to the long-term debt obligations are capitalized and amortized over the period the debt is outstanding. The amount of such capitalized cost for the Series D Notes issued in December 2007 was $295,535.

G. Derivative Financial Instruments
The Company uses interest rate swap contracts in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the derivative instruments are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2008 2nd Quarter Report     27

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

I. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating what impact the adoption of SFAS 161 will have on the Company’s financial statements and related disclosures.

3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

28     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2008, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$16,747,937
Deferred expense associated with interest rate swap terminations	239,026
Organization costs	18,203
Accrued expenses	2,796,616
19,801,782

Deferred tax liabilities:
Net unrealized gains on investment securities and interest rate swap contracts	68,792,297
Basis reduction of investment in MLPs	20,377,007
89,169,304
Total net deferred tax liability	$69,367,522

At May 31, 2008, a valuation allowance was not recorded because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets.

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss and realized gains and unrealized loss on investments and interest rate swaps before taxes for the period from December 1, 2007 to May 31, 2008, as follows:

Application of statutory income tax rate	$(6,643,318)
State income taxes, net of federal tax benefit	(887,701)
Foreign tax, net of federal tax benefit	886,269
Other	(67,515)

Total	$(6,712,265)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, increasing it from 39.00 percent to 39.11 percent. The increase in tax rate resulted in a $279,105 decrease to deferred tax benefit. The cumulative effect of adopting FIN 48 was a $776,852 decrease to the beginning balance of accumulated net investment income.

2008 2nd Quarter Report     29

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company also re-evaluated its anticipated state tax positions, resulting in a reclass of approximately $8 million from deferred tax liability to other liabilities related to anticipated rates at which state taxes are expected to be paid versus reserved. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The total amount of unrecognized tax benefits at November 30, 2007 was $7,890,713. No interest or penalties were accrued at such date. All such amounts would affect the effective tax rate if recognized. All tax years since inception remain open to examination by federal and state tax authorities. The Company does not expect the amount of unrecognized tax positions at November 30, 2007 to change significantly over the next twelve months from such date.

For the period from December 1, 2007 to May 31, 2008, the components of income tax expense include current foreign tax expense (net of federal tax benefit) of $886,269, current federal and state income taxes (net of federal tax benefit) of $6,360,917, and $968,392, respectively, and deferred federal and state income tax benefit (net of federal tax effect) of $13,071,750 and $1,856,093, respectively. As of November 30, 2007, the Company had a net operating loss for federal income tax purposes of approximately $37,590,000. This net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $555,000, $18,479,000 and $18,556,000 in the years ending November 30, 2025, 2026 and 2027, respectively. The amount of the deferred tax asset for net operating losses at May 31, 2008 also includes an amount for the period from December 1, 2007 through May 31, 2008.

As of May 31, 2008, the aggregate cost of securities for federal income tax purposes was $602,397,368. At May 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $253,441,091, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,131,918 and the net unrealized appreciation was $249,309,173.

6. Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2008. These assets and liabilities are measured on a recurring basis.

		Fair Value Measurements at
		Reporting Date Using
		Quoted Prices in
		Active Markets for	Significant Other
	Fair Value at	Identical Assets	Observable Inputs
Description	May 31, 2008	(Level 1)	(Level 2)
Assets:
Investments	$851,706,541	$809,480,118	$42,226,423
Liabilities:
Interest Rate Swap Contracts	$8,423,076	$—	$8,423,076

7. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at May 31, 2008.

						Fair
					Fair	Value as
					Value	Percent
		Number	Acquisition	Acquisition	Per	of Net
Investment Security		of Units	Date	Cost	Unit	Assets
Crosstex Energy, L.P.	Series D Subordinated Units	581,301	3/23/07	$15,000,007	$26.90	3.5%
Enbridge Energy
Partners, L.P.	Class C Common Units	308,217	4/02/07	15,000,000	49.23	3.3
MarkWest Energy
Partners, L.P.	Common Units	317,461	12/18/07	10,000,022	35.96	2.5
				$40,000,029		9.3%

The carrying value per unit of unrestricted common units of MarkWest Energy Partners, L.P. was $32.74 on December 18, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted MarkWest Energy Partners, L.P. units was obtained by the Company.

2008 2nd Quarter Report    31

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

8. Investments in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliate securities held by the Company as of May 31, 2008. A summary of affiliated transactions for the company which was an affiliate during the period from December 1, 2007 to May 31, 2008, is as follows:

						May 31, 2008
	Share			Realized	Gross
	Balance	Gross	Gross	Gain	Distributions	Share
	11/30/07	Additions	Reductions	(Loss)	Received	Balance	Fair Value
Crosstex Energy, L.P.(1)	1,269,913	$—	$—	$—	$1,561,993	1,269,913	$38,973,630
Crosstex Energy, L.P.
Series D
Subordinated Units(1)	581,301	—	—	—	—	581,301	15,636,997
		$—	$—	$—	$1,561,993		$54,610,627

(1) Not deemed an affiliate as of May 31, 2008; $787,346 non-affiliated distribution received.

9. Investment Transactions
For the period from December 1, 2007 to May 31, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $44,084,651 and $64,878,229 (excluding short-term debt securities and interest rate swaps), respectively.

10. Long-Term Debt Obligations
The Company has issued $30,000,000 aggregate principal amount of auction rate senior notes (Series A) and $100,000,000 aggregate principal amount of private senior notes (Series D), (collectively, the “Notes”). Holders of the auction rate senior notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Estimated fair value of Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. Holders of the private senior notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity. Estimated fair value of Series D Notes was calculated using the spread between the current rate and the U.S. Treasury rate with an equivalent maturity date. At May 31, 2008, the spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the maturity date, notional/carrying amount, estimated fair value, current rate as of May 31, 2008, the weighted-average rate for the period ended May 31, 2008 and the typical rate period for each series of Notes outstanding at May 31, 2008. The Company

32     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

may designate a rate period that is different than the rate period indicated in the table below for auction rate senior notes.

					Weighted-
	Maturity	Notional/Carrying	Estimated	Current	Average
Series	Date	Amount	Fair Value	Rate	Rate	Rate Period
Series A	November 14, 2045	$30,000,000	$30,000,000	4.79%	5.75%	28 days
Series D	December 21, 2014	100,000,000	97,307,610	6.07%	6.07% (1)	Fixed
		$130,000,000	$127,307,610

(1) Rate for period from December 21, 2007 (date of issuance) through May 31, 2008.

The rates shown in the above table do not include commissions paid to the auction agent for the Series A Notes which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. The Notes are not listed on any exchange or automated quotation system.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of Series A Notes, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due or affect the security’s liquidation preference. In the event of a failed auction, interest continues to be paid at the maximum rates and times determined in the indenture. The maximum rate based on the Notes’ current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

On January 22, 2008, the Company fully redeemed the Series B Notes in the amount of $60,000,000. The weighted-average interest rate for the period from December 1, 2007 through January 22, 2008 (date of redemption) was 6.19 percent. This rate does not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations. The unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $378,016 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

On February 1, 2008 and April 25, 2008, the Company partially redeemed the Series A Notes in the amount of $20,000,000 and $10,000,000, respectively. The unamortized balance of allocated capitalized costs was expensed and resulted in a loss on early redemption in the amount of $254,375 and $126,158, respectively, which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

2008 2nd Quarter Report     33

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The Company partially redeemed the Series C Notes in the amount of $20,000,000 on February 5, 2008 and redeemed the remaining Series C Notes in the amount of $50,000,000 on April 29, 2008. The unamortized balance of allocated capitalized costs was expensed and resulted in a loss on early redemption in the amount of $215,635 and $552,399, respectively, which is included in amortization of debt issuance costs in the accompanying Statement of Operations. The weighted-average interest rate for the period from December 1, 2007 through April 29, 2008 (date of redemption) was 5.99 percent. This rate does not include commissions paid to the auction agent which are included in auction agent fees in the accompanying Statement of Operations.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

11. Preferred Stock
The Company has 4,400 authorized shares of Money Market Preferred (“MMP”) Stock, of which all 4,400 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period. At May 31, 2008, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of May 31, 2008, the weighted-average rate for period from December 1, 2007 to May 31, 2008 and the typical rate period for each series of MMP Stock outstanding at May 31, 2008. The Company may designate a rate period that is different than the rate period indicated in the table below.

		Aggregate		Weighted-
	Shares	Liquidation	Current	Average
Series	Outstanding	Preference	Rate	Rate	Rate Period
MMP I Stock	2,800	$70,000,000	4.90%	6.11%	28 days
MMP II Stock	1,600	40,000,000	4.72%	5.77%	7 days
	4,400	$110,000,000

34     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

The rates in the above table do not include commissions paid to the auction which are included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent.

In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the Preferred Stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on Preferred Stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction.

The MMP Stock is redeemable in certain circumstances at the option of the Company. The MMP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.

The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per MMP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

12. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest and dividend expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the fair value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding long-term and short-term debt obligations and preferred stock, respectively, or if the Company loses its credit rating on its long-term debt obligations or preferred stock, then the Company could be required to make a

2008 2nd Quarter Report     35

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

termination payment, in addition to redeeming all or some of the long-term debt obligations, short-term borrowings and preferred stock. Details of the interest rate swap contracts outstanding as of May 31, 2008, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	the Company	the Company	Depreciation
U.S. Bank, N.A.	4/23/2012	$45,000,000	4.99%	1 month U.S. Dollar LIBOR	$(1,764,954)
U.S. Bank, N.A.	2/15/2013	20,000,000	4.95%	1 month U.S. Dollar LIBOR	(793,483)
U.S. Bank, N.A.	4/15/2013	20,000,000	5.03%	1 month U.S. Dollar LIBOR	(861,191)
U.S. Bank, N.A.	4/21/2014	35,000,000	5.06%	1 month U.S. Dollar LIBOR	(1,586,492)
U.S. Bank, N.A.	2/28/2015	15,000,000	5.01%	1 month U.S. Dollar LIBOR	(622,769)
U.S. Bank, N.A.	11/25/2015	15,000,000	5.11%	1 month U.S. Dollar LIBOR	(712,968)
U.S. Bank, N.A.	12/02/2015	15,000,000	5.11%	1 month U.S. Dollar LIBOR	(706,240)
U.S. Bank, N.A.	2/28/2017	15,000,000	5.05%	1 month U.S. Dollar LIBOR	(637,356)
U.S. Bank, N.A.	3/01/2018	20,000,000	4.99%	1 month U.S. Dollar LIBOR	(737,623)
		$200,000,000			$(8,423,076)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.

On January 14, 2008, the Company terminated $45,000,000 of a $60,000,000 notional swap contract (5.11 percent, maturing 12/02/2015) and terminated $45,000,000 of a $60,000,000 notional swap contract (5.11 percent, maturing 11/25/2015). The Company realized losses of $3,068,264 and $3,005,981, respectively, which are included in net realized loss on termination of interest rate swap contracts in the accompanying Statement of Operations.

13. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 17,406,086 shares outstanding at May 31, 2008. Transactions in common stock for the year ended November 30, 2007 and the period ended May 31, 2008, were as follows:

Shares at November 30, 2006	16,013,802
Shares sold through shelf offering	1,350,000
Shares issued through reinvestment of distributions	42,284
Shares at November 30, 2007 and May 31, 2008	17,406,086

36     Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)

14. Credit Facility
On March 22, 2007, the Company entered into an agreement establishing a $150,000,000 unsecured credit facility maturing on March 21, 2008. On March 20, 2008, the Company entered into an extension of its unsecured credit facility. The amended credit agreement provides for a revolving credit facility of up to $92,500,000 that can be increased to $160,000,000 if certain conditions are met. The amended credit facility terminates on March 20, 2009. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2008 was approximately $37,900,000 and 3.93 percent, respectively. At May 31, 2008, the principal balance outstanding was $62,650,000 at an interest rate of 3.21 percent.

15. Subsequent Events
On June 2, 2008, the Company paid a distribution in the amount of $0.42 per common share, for a total of $7,310,556. Of this total, the dividend reinvestment amounted to $1,265,165.

On June 17, 2008, the Company issued two series of private senior notes totaling $90,000,000 aggregate principal amount. The net proceeds of approximately $89,700,000 from these offerings will be used to redeem its Series A Auction Rate Senior Notes on July 18, 2008 and retire a portion of the Company’s short-term debt under the credit facility.

On June 18, 2008, the Company terminated a $15,000,000 notional swap contract (5.11 percent, maturing 11/25/2015), a $15,000,000 notional swap contract (5.11 percent, maturing 12/02/2015), a $15,000,000 notional swap contract (5.03 percent, maturing 4/15/2013) and a $45,000,000 notional swap contract (4.99 percent, maturing 4/21/2012). The Company realized losses of $600,314, $561,397, $515,744 and $1,430,984, respectively, on the termination of these contracts.

On June 20, 2008, the Company’s shelf registration statement was declared effective by the Securities and Exchange Commission.

2008 2nd Quarter Report     37

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 21, 2008. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect Conrad S. Ciccotello as Director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Affirmative	15,659,999
Withheld	196,210

TOTAL	15,856,209

Charles E. Heath and Terry C. Matlack continued as directors and their terms expire on the date of the 2009 annual meeting of stockholders, and H. Kevin Birzer and John R. Graham continued as directors and their terms expire on the date of the 2010 annual meeting of stockholders.

2.	To grant the Company the authority to sell common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders of Record
(46 Stockholders of Record as of Record Date)	No. of Recordholders Voting
Affirmative	29
Against	3
Abstain	0
Broker Non-votes	0

TOTAL	32

Vote of Stockholders	No. of Shares
Affirmative	7,074,421
Against	721,287
Abstain	112,850
Broker Non-votes	7,947,651

TOTAL	15,856,209

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2008.

No. of Shares
Affirmative	15,692,706
Against	119,967
Abstain	43,536

TOTAL	15,856,209

Based upon votes required for approval, each of these matters passed.

38     Tortoise Energy Capital Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2008, the aggregate compensation paid by the Company to the independent directors was $99,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2007 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

2008 2nd Quarter Report     39

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

40     Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 5/31/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$853
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,213
	Feb. 2004		Pension Plans
			Taxable Accounts
Tortoise North American Energy Corp.	TYN	Canadian and U.S.	Taxable Accounts	$204
	Oct. 2005	Energy Infrastructure

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$167
	Dec. 2005	Private and Micro Cap	Pension Plans
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
12/1/07-12/31/07
Month #2	0	0	0	0
1/1/08-1/31/08
Month #3	0	0	0	0
2/1/08-2/29/08
Month #4	0	0	0	0
3/1/08-3/31/08
Month #5	0	0	0	0
4/1/08-4/30/08
Month #6	0	0	0	0
5/1/08-5/31/08
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date July 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date July 18, 2008

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date July 18, 2008